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                              AGREEMENT


     Pursuant to Rule 13d-1(f)(1) under the Securities Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D needs to be filed with respect to the ownership by each of the undersigned of Units of Limited Partnership Interest of PaineWebber R&D Partners II, L.P.

Dated:  November 17, 1997


                                    BIOROYALTIES, L.L.C.

                                    By: /s/ David Madden
                                        ---------------------------
                                    Name:  David Madden
                                    Title:  Managing Member of Pharmaceutical
                                            Partners, L.L.C., the Manager


                                    PHARMACEUTICAL ROYALTIES, L.L.C.

                                    By: /s/ Pablo Legorreta
                                        ---------------------------
                                    Name:  Pablo Legorreta
                                    Title:  Managing Member of Pharmaceutical
                                            Partners, L.L.C., the Manager


                                    PHARMACEUTICAL ROYALTY INVESTMENTS LTD.

                                    By: /s/ Pablo Legorreta
                                        ---------------------------
                                    Name:  Pablo Legorreta
                                    Title:  Managing Member of Pharmaceutical
                                            Partners, L.L.C., the Manager


                                    PHARMACEUTICAL PARTNERS, L.L.C.


                                    By: /s/ Pablo Legorreta
                                        ---------------------------
                                    Name:  Pablo Legorreta
                                    Title:  Managing Member


                                            /s/ Stephen Evans-Freke
                                            ------------------------
                                     Name:  Stephen Evans-Freke


                                            /s/ Pablo Legorreta
                                            ------------------------
                                     Name:  Pablo Legorreta


                                            /s/ David Madden
                                            ------------------------
                                     Name:  David Madden


                                            /s/ Rory Riggs
                                            ------------------------
                                     Name:  Rory Riggs